UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2026

NORTHANN CORP
.
(Exact name of registrant as specified in its charter)

Nevada	001-41816	88-1513509
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2251 Catawba River Rd.
Fort Lawn,
SC
29714
(Address of Principal Executive Office) (Zip Code)

(916) 573 3803
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NCL	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Mr. Nguyen to the Board of Directors

On October 12, 2026, the Board of Directors (the “
Board
”) of Northann Corp. (the “
Company
”) voted to elect Mr. Dat Nguyen to serve as a director of the Company to fill the vacancy created by the resignation of Mr. Lin Li. Mr. Nguyen will serve as a member of the Board’s Audit, Nomination and Compensation Committees.  The Board found that Mr. Nguyen qualifies to be an independent director for purposes of each of Section 803A(2) and 803(B)(2) of the NYSE American Listed Company Guide (the “
Listing Rules
”) and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 and that Mr. Nguyen is “financially literate” as that term is described in Section 303A.07 of the Listing Rules.

Mr. Nguyen has more than 20 years of technology consulting and corporate leadership experience. Since 2018, he has served as an angel investor, strategic advisor, and executive to startups in artificial intelligence, blockchain, and quantum-safe cybersecurity in Canada, the United States, Hong Kong, and Vietnam. From January to October 2017, Mr. Nguyen was a partner leading the Technology Advisory Practice of EY Indochina, responsible for Vietnam, Laos, and Cambodia. From November 2015 to June 2016, he was Country Head of Grab Vietnam, where he led 300 employees and launched new business lines. From August 2012 to September 2015, he was Country Director of Accenture Vietnam and a member of the Accenture ASEAN Leadership Council. Mr. Nguyen holds a B.A.Sc. in Engineering and a B.Sc. in Biology from the University of Ottawa, and completed executive education programs at Harvard Kennedy School and MIT Sloan.

There are no familial or other relationships between Mr. Nguyen and any director or member of management of the Company. There are no arrangements or understandings between Mr. Nguyen and any other person pursuant to which he was appointed. Other than as described above, there are no transactions in which Mr. Nguyen has an interest that would require disclosure under Item 404(a) of Regulation S-K.

With the appointment of Mr. Nguyen, the Board returns to its full compliment of five members, including three independent director
s
.

Item 9.01  Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHANN CORP.

Date: October 15, 2026	By:	/s/ Bradley Lalonde
Name: Bradley Lalonde
Title: Chairman of the Board & Chief Executive Officer